UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 26, 2013

TFS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

United States of America	001-33390	52-2054948

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

7007 Broadway Ave., Cleveland, Ohio	44105

(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code	(216) 441-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

In the press release attached as Exhibit 99.1, the Company disclosed that it received a written non-objection from the Federal Reserve System to resume its fourth stock repurchase program. See the press release for further details.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a) (2) of the Securities Act of 1933, as amended.

Exhibit No.

99.1	Press Release dated September 26, 2013.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TFS FINANCIAL CORPORATION (Registrant)
Date: September 26, 2013	By:	/s/ David S. Huffman
David S. Huffman
Chief Financial Officer

Contact: David Reavis (216) 429-5036

For release Thursday, September 26, 2013

TFS Financial Corporation Announces Resumption of Fourth Stock Repurchase Program

(Cleveland, OH - September 26, 2013) - TFS Financial Corporation (NASDAQ: TFSL) (the “Company”), the holding company for Third Federal Savings and Loan Association of Cleveland (the “Association”), today announced that it has received a written non-objection from the Federal Reserve System (“Federal Reserve”) to resume its fourth stock repurchase program. The fourth stock repurchase program has 2,156,250 shares of outstanding common stock remaining to be purchased under its terms. Repurchases will begin no sooner than October 1, 2013.

The fourth stock repurchase program was originally approved by the Board of Directors of the Company in March, 2009, but was suspended in August, 2010 when a Memorandum of Understanding (“MOU”) was entered into with its previous regulator, the Office of Thrift Supervision. A MOU, now under the enforcement of the Federal Reserve, remains in effect and requires the Company to submit a written request for non-objection to the Federal Reserve at least 45 days prior to the anticipated date of any proposed debt, dividend or stock repurchase transactions. The Federal Reserve has only provided non-objection to the completion of the fourth stock repurchase program. Any future proposed debt, dividend or stock repurchase transactions remain subject to the terms of the MOU.

The stock repurchase program may be carried out at the direction of management, subject to the limitations set forth in Rule 10b-18 of the Securities and Exchange Commission and other legal requirements, and any further limitations that may be established by the Board of Directors. Repurchases may be made through open market purchases, block trades, and in negotiated private transactions. The stock may be repurchased on an ongoing basis and will be subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital and the Company's financial performance. The program may be suspended, terminated or modified at any time for any reason without prior notice. Any repurchased shares will be held as treasury stock and will be available for general corporate purposes.
This news release contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The forward-looking statements contained herein include, but are not limited to, the Company's plans regarding its stock repurchase program. These forward-looking statements involve risks and uncertainties that could cause the Company's results to differ materially from management's current expectations. The Company's risks and uncertainties are detailed in its filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended September 30, 2012. Forward-looking statements are based on the beliefs and assumptions of our management and on currently available information. The Company undertakes no responsibility to publicly update or revise any forward-looking statement.